EXHIBIT NO. 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ExperTelligence, Inc. (the "Company") on Form 10-K for the year ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Francisco Terreforte, Chief Executive and Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully  complies  with the  requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the Company.

Date: February 16, 2011                                                                   By: /s/ J. Francisco Terreforte
            J. Francisco Terreforte
                                                                                                            Chief Executive and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to ExperTelligence, Inc. and will be retained by ExperTelligence, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.